Exhibit 99.1

PRESS RELEASE

WASTE SERVICES ANNOUNCES STRONG SECOND QUARTER 2009 RESULTS
WITH RECORD MARGINS
•	Strong core price growth of 4.1%.

•	Adjusted EBITDA of $25.8 million for the quarter.

•	Adjusted EBITDA margin of 24.0% for the quarter as compared to 22.8% in 2008.

•	Adjusted earnings per share(1) from continuing operations of $0.10, consistent with the Company’s plan.

•	Reaffirms adjusted earnings per share(1) guidance of $0.38 to $0.40 for 2009, based on current interest and exchange rate levels.
     BURLINGTON, Ontario, July 21, 2009, PRNewswire-FirstCall — Waste Services, Inc. (Nasdaq: WSII) today announced financial results for the second quarter ended June 30, 2009. On an adjusted basis, fully diluted earnings per share were $0.100 for the quarter as compared to $0.125 in the second quarter of 2008. Revenue for the quarter was $107.5 million compared to $128.3 million for the same quarter in 2008. Reported income from continuing operations before taxes for the quarter was $6.0 million as compared to income in the comparative period of $9.0 million. The results for the quarter are highlighted by:
•	Internal revenue growth from price was $4.4 million or 3.4%, and the decline in fuel surcharge was $6.0 million or 4.7%.

•	Excluding recycled commodity sales, net of commodity surcharges, core internal revenue growth from price was 4.1%.

•	Internal revenue relating to volume declined by $6.1 million or 4.8%.

•	Foreign currency translation accounted for $9.3 million or a 7.2% reduction in revenue and the net expiration of municipal contracts accounted for a decline of $4.0 million or 3.1% of revenue.
For the six month period ended June 30, 2009, fully diluted adjusted earnings per share were $0.131 as compared to $0.152 in the corresponding period of 2008. Revenue for the period was $203.3 million compared to $244.9 million in 2008. Reported income from continuing operations before taxes for the period was $12.6 million as compared to income in the comparative period of $11.0 million. The results for the six month period ended June 30, 2009 are highlighted by:
•	Internal revenue growth from price was $7.7 million or 3.1%, and the decline in fuel surcharge was $9.6 million or 3.9%.

•	Excluding recycled commodity sales, net of commodity surcharges, core internal revenue growth from price was 4.0%.

•	Internal revenue relating to volume declined by $11.6 million or 4.7%.

•	Foreign currency translation accounted for $20.1 million or a 8.2% reduction in revenue and the net expiration of municipal contracts accounted for a decline of $8.8 million or 3.6% of revenue.

(1)	Adjusted EPS is defined as earnings per share as adjusted for gains on the sale of non-operating assets and certain non-cash adjustments, primarily cumulative adjustments to stock-based compensation, using the average statutory income tax rate estimated at 36% (see table on page 3).
David Sutherland-Yoest, Waste Services President and Chief Executive Officer, stated, “We are pleased to report that we are on track to meet our full year guidance for adjusted earnings per share of $0.38 to $0.40 and that we have continued to perform well in the recessionary environment. We have managed our costs and raised prices to offset declines in revenue and volume, improving margins and positioning the company for strong results when economic conditions improve. We look forward to a solid third quarter and continuing improvement throughout the remainder of the year.”

Reconciliation of Non-GAAP Measures:
The following table reconciles the differences between income from continuing operations, as determined under US GAAP, and EBITDA from continuing operations, a non-GAAP financial measure (in thousands) (unaudited):

	For The Three Months		For The Six Months
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008

Income from continuing operations	$3,446	$4,030	$7,456	$9,363
Income tax provision	2,567	5,003	5,155	1,604
Change in fair value of warrants	356	—	(1,415)	—
Interest expense	7,392	7,802	14,890	18,040
Depreciation, depletion and amortization	10,716	11,620	21,076	23,322

EBITDA from continuing operations (1)	$24,477	$28,455	$47,162	$52,329

The following table reconciles the differences between EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the three and six months ended June 30, 2009 and 2008 (in thousands) (unaudited).

	For The Three Months		For The Six Months
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008

EBITDA from continuing operations (1)	$24,477	$28,455	$47,162	$52,329
Adjustments to EBITDA from continuing operations (as defined per credit agreement):
Loss (gain) on sale of assets.	1,168	(269)	(2,352)	(514)
Non-cash items (2)	111	1,096	1,489	2,057
Other excludable expenses (3)	88	—	88	—

Adjusted EBITDA from continuing operations (1)	$25,844	$29,282	$46,387	$53,872

(1)	EBITDA from continuing operations and Adjusted EBITDA from continuing operations (“Adjusted EBITDA from continuing operations”) are non-GAAP measures used by management to measure performance. We also believe that EBITDA from continuing operations and Adjusted EBITDA from continuing operations may be used by certain investors to analyze and compare our operating performance between accounting periods and against the operating results of other companies that have different financing and capital structures or tax rates and to measure our ability to service our debt. In addition, management uses EBITDA from continuing operations, among other things, as an internal performance measure. Our lenders also use Adjusted EBITDA from continuing operations to measure our ability to service and/or incur additional indebtedness under our credit facilities. However, EBITDA from continuing operations and Adjusted EBITDA from continuing operations should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with US GAAP or as a measure of our performance, profitability or liquidity. EBITDA from continuing operations and Adjusted EBITDA from continuing operations are not calculated under US GAAP and therefore are not necessarily comparable to similarly titled measures of other companies.

(2)	Non-cash adjustments primarily include stock-based compensation expense and gains and losses on foreign exchange.

(3)	Other excludable expenses adjustments includes other non-recurring costs.

The following table reconciles the differences between income from continuing operations before income taxes, as determined under US GAAP, and adjusted income from continuing operations for the three and six months ended June 30, 2009 and 2008. This information is then used as the numerator to calculate normalized earnings per share. Adjusted income from continuing operations and normalized earnings per share are non-US GAAP measures used by management to measure performance. We believe that adjusted income from continuing operations and normalized earnings per share may be used by certain investors to analyze and compare our operating performance between periods and against the operating results of other companies whose corporate structure and tax rates differ from ours. Adjusted income from continuing operations and normalized earnings per share are not calculated under US GAAP and therefore are not necessarily comparable to similarly titled measures of other companies (in thousands) (unaudited):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Income from continuing operations before income taxes	$6,013	$9,033	$12,611	$10,967

Adjustments:
Loss (gain) from sale of non-operating assets	1,268	—	(1,994)	—
Change in fair value of warrants	356	—	(1,415)	—
Other non-cash charges	(421)	—	247	—

Adjusted income from continuing operations before income taxes	7,216	9,033	9,449	10,967

Income tax provision (benefit) at estimated average statutory rate of 36%	2,598	3,252	3,402	3,948

Adjusted income from continuing operations	$4,618	$5,781	$6,047	$7,019

Basic and diluted normalized earnings per share:
Basic and diluted normalized earnings per share — continuing operations	$0.100	$0.125	$0.131	$0.152

Weighted average common shares outstanding
Basic	46,254	46,075	46,182	46,075
Diluted	46,254	46,075	46,195	46,084

We will host an investor and analyst conference call on Wednesday, July 22, 2009 at 9:30 a.m. (ET) to discuss the results of today’s earnings announcement. If you wish to participate in this call, please phone 866-362-4831 (US and Canada) or 617-597-5347 (International) and enter passcode number 63383565. To hear a web cast of the call over the Internet, access the home page of our website at www.wasteservicesinc.com. A post-view of the call will be available until August 6, 2009 by phoning 888-286-8010 (US and Canada) or 617-801-6888 (International) and entering passcode number 52459980. The web cast will also be available on our website.
Safe Harbor for Forward-Looking Statements
Certain matters discussed in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements describe the company’s future plans, objectives and goals. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from the plans, objectives and goals set forth in this press release. Factors which could materially affect such forward-looking statements can be found in the company’s periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in the company’s Form 10-K for the year ended December 31, 2008. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.
The forward-looking statements made in this press release are only made as of the date hereof and Waste Services undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.
This release does not constitute an offer to sell or the solicitation of any offer to buy any securities. The company’s securities may not be offered or sold in the United States absent a registration or applicable exemption from registration requirements under applicable state and federal securities laws.
Waste Services, Inc., a Delaware corporation, is a multi-regional, integrated solid waste services company that provides collection, transfer, disposal and recycling services in the United States and Canada. The company’s website is www.wasteservicesinc.com. Information on the company’s website does not form part of this press release.

For information contact:

Edwin D. Johnson	J. Todd Atenhan
Waste Services, Inc.	Investor Relations
Executive Vice President and Chief Financial Officer	+1-888-917-5105
+1-905-319-1237

WASTE SERVICES, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Revenue	$107,485	$128,282	$203,277	$244,890

Operating and other expenses:
Cost of operations (exclusive of depreciation, depletion and amortization)	69,484	83,605	132,692	160,149
Selling, general and administrative expense (exclusive of depreciation, depletion and amortization)	12,740	16,505	25,949	32,869
Depreciation, depletion and amortization	10,716	11,620	21,076	23,322
Loss (gain) on sale of property and equipment, foreign exchange and other	784	(283)	(2,526)	(457)

Income from operations	13,761	16,835	26,086	29,007

Interest expense	7,392	7,802	14,890	18,040
Change in fair value of warrants	356	—	(1,415)	—

Income from continuing operations before income taxes	6,013	9,033	12,611	10,967
Income tax provision	2,567	5,003	5,155	1,604

Income from continuing operations	3,446	4,030	7,456	9,363
Income from discontinued operations, net of income tax provision of $267 for the six months ended June 30, 2008	—	—	—	407
Gain (loss) on sale of discontinued operations, net of income tax provision (benefit) of $(64) and $4,485 for the three and six months ended June 30, 2008, respectively	—	(100)	—	6,869

Net income	$3,446	$3,930	$7,456	$16,639

Basic and diluted earnings per share:
Earnings per share — continuing operations	$0.07	$0.09	$0.16	$0.20
Earnings per share — discontinued operations	—	—	—	0.16

Earnings per share — basic and diluted	$0.07	$0.09	$0.16	$0.36

Weighted average common shares outstanding:
Basic	46,254	46,075	46,182	46,075
Diluted	46,254	46,075	46,195	46,084

WASTE SERVICES, INC.
SUPPLEMENTAL BALANCE SHEET AND CASH FLOW DATA
(In thousands of US dollars)
Balance Sheet Data:

	June 30,	December 31,
	2009	2008

Cash	$4,128	$7,227
Current assets	$69,992	$72,961
Total assets	$838,687	$840,927
Current liabilities	$87,878	$93,245
Debt:
Senior secured credit facilities:
US Revolver	$18,000	$34,600
Canadian Revolver	36,040	27,699
US Term loan	37,310	38,125
Canadian Term Loan	106,081	103,505
Senior subordinated notes	158,961	158,854
Other notes	8,630	9,286

Total debt	$365,022	$372,069
Shareholders’ equity	$344,436	$335,018
Cash Flow Data:

	Six Months Ended June 30,
	2009	2008

Net cash flows provided by continuing operations	$22,615	$21,481
Net cash flows provided by (used in) investing activities for continuing operations	$(11,687)	$33,767
Net cash flows used in financing activities of continuing operations	$14,499	$43,225
Capital expenditures from continuing operations	$16,347	$20,399

WASTE SERVICES, INC.
SUPPLEMENTAL UNAUDITED GROWTH RATES AND COUNTRY DATA
(In thousands)

Waste Services, Inc.
Revenue Growth
For The Three Months Ended June 30, 2009
(in thousands)

Total Revenue, June 30, 2008	$128,282
Impact on revenue from changes in:
Price	4,372	3.4%
Fuel Surcharge	(5,969)	-4.7%
Volume	(6,102)	-4.8%
Acquisition/Disposition	482	0.4%
Gain/Loss of Contracts	(4,007)	-3.1%
Other	(303)	-0.2%
Foreign currency impact	(9,270)	-7.2%

Total Revenue, June 30, 2009	$107,485

Waste Services, Inc.
Revenue Growth
For The Six Months Ended June 30, 2009
(in thousands)

Total Revenue, June 30, 2008	$244,890
Impact on revenue from changes in:
Price	7,685	3.1%
Fuel Surcharge	(9,550)	-3.9%
Volume	(11,585)	-4.7%
Acquisition/Disposition	963	0.4%
Gain/Loss of Contracts	(8,796)	-3.6%
Other	(190)	-0.1%
Foreign currency impact	(20,140)	-8.2%

Total Revenue, June 30, 2009	$203,277

COUNTRY DATA
(In thousands)

	Three Months Ended June 30, 2009
	US		Canada		Total
Revenue.	$50,737	100.0%	$56,748	100.0%	$107,485	100.0%
Operating expenses:
Cost of operations	31,540	62.2%	37,944	66.9%	69,484	64.6%
Selling, general and administrative expense	6,321	12.5%	6,419	11.3%	12,740	11.9%
Depreciation, depletion and amortization	6,358	12.5%	4,358	7.7%	10,716	10.0%
Foreign exchange (gain) loss and other	1,277	2.5%	(493)	-0.9%	784	0.7%

Income from continuing operations	$5,241	10.3%	$8,520	15.0%	$13,761	12.8%

	Three Months Ended June 30, 2008
	US		Canada		Total

Revenue	$60,774	100.0%	$67,508	100.0%	$128,282	100.0%
Operating expenses:
Cost of operations	39,468	64.9%	44,137	65.4%	83,605	65.2%
Selling, general and administrative expense	8,309	13.7%	8,196	12.1%	16,505	12.9%
Depreciation, depletion and amortization	6,635	10.9%	4,985	7.4%	11,620	9.1%
Foreign exchange gain and other	(282)	-0.4%	(1)	0.0%	(283)	-0.3%

Income from continuing operations	$6,644	10.9%	$10,191	15.1%	$16,835	13.1%

WASTE SERVICES, INC.
UNAUDITED COUNTRY DATA
(In thousands)

	Six Months Ended June 30, 2009
	US		Canada		Total

Revenue	$100,980	100.0%	$102,297	100.0%	$203,277	100.0%
Operating expenses:
Cost of operations	63,515	62.9%	69,177	67.6%	132,692	65.3%
Selling, general and administrative expense (exclusive of restructuring, severance and related costs)	12,767	12.6%	13,182	12.9%	25,949	12.8%
Depreciation, depletion and amortization	12,722	12.6%	8,354	8.2%	21,076	10.4%
Foreign exchange gain and other	(2,197)	-2.1%	(329)	-0.3%	(2,526)	-1.3%

Income from continuing operations	$14,173	14.0%	$11,913	11.6%	$26,086	12.8%

	Six Months Ended June 30, 2008
	US		Canada		Total

Revenue	$120,862	100.0%	$124,028	100.0%	$244,890	100.0%
Operating expenses:
Cost of operations	78,384	64.9%	81,765	65.9%	160,149	65.4%
Selling, general and administrative expense (exclusive of severance and related costs)	16,408	13.6%	16,461	13.3%	32,869	13.4%
Depreciation, depletion and amortization	13,394	11.1%	9,928	8.0%	23,322	9.6%
Foreign exchange (gain) loss and other	(482)	-0.5%	25	0.0%	(457)	-0.2%

Income from continuing operations	$13,158	10.9%	$15,849	12.8%	$29,007	11.8%